State of Delaware

                        Office of the Secretary of State
                  ---------------------------------------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "MILINX MARKETING GROUP, INC."

FILED IN THIS OFFICE ON THE TENTH DAY OF DECEMBER, A.D. 1998, AT 9 O'CLOCK A.M.

  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                                              /S/  Edward J. Freel
[Graphic Omitted]                   --------------------------------------
                                             Edward J. Freel, Secretary of State
                                             Authentication:  9455006
                                             Date:  12-11-98

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                 FILED ON 09:00 AM 12/10/1998
                                                          981476254 - 2977488

                          CERTIFICATE OF INCORPORATION
                                       OF
                          MILINX MARKETING GROUP, INC.

         The undersigned, a natural person, for the purposed of organizing a corporation for conducting the business and promotional purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

     First: The name of the corporation (hereinafter called the Corporation") is

                          MILINX MARKETING GROUP, INC.

         Second: The address, including street, number, city, and county of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington 19805, County of New Castle; and the name of the registered agent of the Corporation at said address is Corporation Service Company.

         Third: The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Delaware.

         Fourth: The total number of shares which the Corporation shall have authority to issue shall be 50,000,000 Shares. Par value of said shares shall be $.001. Said shares shall consist of 45,000,000 Common Shares and 5,000,000 Preferred Shares. Shares of a Class may be increased or decreased (but not below those outstanding) without an affirmative vote of that Class. Each Common Share shall have one vote, and each Preferred Share or Series thereof, shall have no votes or such votes per share as may be specified in the Designation of Rights and Preferences for said Preferred Shares or Series thereof. The Board of Directors of the Corporation is authorized, to the maximum extent provided by law, unless otherwise provided herein, to provide for the issuance of Preferred Shares or to provide for the issuance of shares of Preferred Stock in one or more series, to establish from time to time the number of shares in each such series, and to fix the designations, voting powers, preferences, rights and qualifications, limitations or restrictions of the shares of Preferred Stock or such Series. Shares may be redeemable or convertible on such terms as conditions as may be determined by the Board of Directors.

         Fifth:  The name and address of the incorporator is as follows:

         Bruce A. Butcher, JSD
         Butcher & Williams, P.S.
         Suite 3827 1001 Fourth Avenue
         Seattle, WA  98154

         Sixth:   The Corporation shall have perpetual existence.

     Seventh: The Directors shall have the power to adopt, amend or repeal the By-Laws except as otherwise provided by the By-Laws.

         Eighth: The personal liability of the Directors of the Corporation is eliminated to the fullest extent permitted by the provisions of P. (8) of subsection (b) of ss.102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

     Ninth: The Corporation expressly elects not to be governed byss.203 of the General Corporation Law of the State of Delaware.

         Tenth: The Corporation shall have the power to indemnify those persons whom it may indemnify under ss. 145 of the General Corporation Law of the State of Delaware to the maximum extent provided by law.

     Eleventh: The number of Directors which the Corporation shall initially have shall be three, whose names and addresses are:

Maynard L. Dokken          Mikiko Fujisawa           Barry W. Phillips
3827 1001 Fourth Avenue    3827 1001 Fourth Avenue   3827 1001 Fourth Avenue
Seattle, WA  98154         Seattle, WA  98154        Seattle, WA  98154

The number of Directors which the Corporation may hereafter have may be more or less than three, and shall be as determined by Directors resolution or the By-Laws.

         Twelfth: The Corporation reserves the right to amend this Certificate from time to time and in any manner as may be permitted by law, and all rights granted hereunder are subject to such reservation.

The effective time of this Certificate and the time when its corporate existence shall commence shall be the date of filing hereof.

Signed this 10th day of December, 1998

By /s/ Bruce A. Butcher
-------------------------------------------
Bruce A. Butcher, JSD Incorporator

                                State of Delaware

                        Office of the Secretary of State
                  ---------------------------------------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "MILINX MARKETING GROUP, INC."

FILED IN THIS OFFICE ON THE ELEVENTH DAY OF FEBRUARY,  A.D.  1999,  AT 9 O'CLOCK
A.M.

  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                                       /S/  Edward J. Freel
[Graphic Omitted]            --------------------------------------
                                      Edward J. Freel, Secretary of State
                                      Authentication:  9573046
                                      Date:  02-11-99

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          MILINX MARKETING GROUP, INC.

Pursuant to ss. 241 of the Corporate Code of the State of Delaware, the undersigned, being the designated Officer for the execution hereof for the Corporation, MILINX MARKETING GROUP, INC. (the "Corporation") does hereby Certify as follows:

First:   The name of this Corporation is MILINX MARKETING GROUP, INC.

Second: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 10, 1998.

Third: No shares of the Corporation have been issued or payment received therefore.

Fourth: The Certificate of Incorporation of the Corporation is hereby amended to add a new Article Thirteen to provide for increases and decreases in the authorized number of common shares by a vote of all of the shares of the corporation notwithstanding the provisions of 8 Delaware Code ss. 242(b)(2) (as amended from time to time) which provides for a class vote for such changes, accordingly Article Thirteen of the Certificate of Incorporation shall be added as follow:

Article "Thirteen"

         "The number of authorized Common Shares may increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote irrespective of ss.242(b)(2) of the Delaware Corporate Code (as it may be from time to time amended)."

Fifth: This amendment to the Certificate of Incorporation of the Corporation was approved by a majority of its Board of Directors, no shares having been issued and no payment having been received therefore ad was duly adopted pursuant to ss. 241 of the Delaware Corporate Code.


In Witness whereof, the undersigned designated Officer has executed this Certificate this 10th day of February, 1999.

                           Milinx Marketing Group, Inc.
                           By:  /s/  Maynard L. Dokken
                           Maynard L. Dokken, President, Designated Officer

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED ON 09:00 AM 2/11/1999
991055576 - 2977488

                               STATE OF WASHINGTON

                                [GRAPHIC OMITTED]

                               SECRETARY OF STATE

I, RALPH MUNRO, Secretary of State of the State of Washington and custodian of its seal, hereby issue this

                            CERTIFICATE OF AUTHORITY

                                       To

                           MILINX BUSINESS GROUP, INC.

A Delaware Profit Corporation. An Application for this Certificate of Authority to transact business or conduct affairs in Washington State was filed for record in this office on the date indicated below.

UBI Number:  601958964                               Date  June 04, 1999

[Graphic Omitted]                        Given under my hand and the Seal of the
State of Washington at Olympia, the State
Capital

                                            /s/ Ralph Munro
                                            -----------------------------------
                                            Ralph Munro, Secretary of State

                               STATE OF WASHINGTON

                                [GRAPHIC OMITTED]

                               SECRETARY OF STATE

I, RALPH MUNRO, Secretary of State of the State of Washington and custodian of its seal, hereby issue this

                     CERTIFICATE OF EXISTENCE/AUTHORIZATION

                                       OF

                           MILINX BUSINESS GROUP, INC.

         I FURTHER CERTIFY that the records on file in this office show that the above named profit corporation was formed under the laws of the State of Delaware and was issued a Certificate of Authority in Washington on June 4, 1999.


         I FURTHER CERTIFY that as of the date of this certificate, no Certificate of Withdrawal has been filed, and that the corporation is duly authorized to transact business in the corporate form in the State of Washington.

                                                     Date  June 7, 1999

[Graphic Omitted]                        Given under my hand and the Seal of the
State of Washington at Olympia, the State
Capital

                                       /s/ Ralph Munro
                                       -----------------------------------------
                                       Ralph Munro, Secretary of State

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          MILINX MARKETING GROUP, INC.
                     ---------------------------------------

MILINX MARKETING GROUP, INC., a corporation organized and existing under and by virtue of the general corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

         RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article FIRST of the Certificate of Incorporation be amended to read as follows:

         FIRST:  The name of this corporation shall be:

                           MILINX BUSINESS GROUP, INC.

         SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitle to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the general Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Mikiko Fujisawa this 5th day of May A.D. 1999.

                              /s/ Mikiko Fujisawa
                              -----------------------------------------
                              Authorized Officer
                              Mikiko Fujisawa (Secretary)

                                State of Delaware

                        Office of the Secretary of State
                  ---------------------------------------------

I,EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MILINX BUSINESS GROUP, INC." FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF JUNE, A.D. 1999, AT 9:05 O'CLOCK A.M.

  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                                          /S/  Edward J. Freel
[Graphic Omitted]               --------------------------------------
                                         Edward J. Freel, Secretary of State
                                         Authentication:  9811826
                                         Date:  06-17-99

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION

                                       OF

                           Milinx Business Group, Inc.

Milinx Business Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

         FIRST: That Article FOURTH of the Certificate of Incorporation of the Company is hereby amended by increasing the number of shares of Preferred and Common Stock authorized and by adding to the end thereof a new paragraph reading in its entirety as follows:

         "The total number of shares which the Corporation shall have authority to issue shall be 250,000,000 Shares. Par value of said shares shall be $.001. Said shares shall consist of 210,00,000 Common Shares and 40,000,000 Preferred Shares. Shares of a Class may be increased or decreased (but not below those outstanding) without an affirmative vote of that Class. Each Common Share shall have one vote, and each Preferred Share, or Series thereof, shall have no votes or such votes per share as may be specified in the Designation of Rights and Preferences for said Preferred Shares or Series thereof. The Board of Directors of the Corporation is authorized, to the maximum extent provided by law, unless otherwise provided herein, to provide for the issuance of Preferred Shares or to provide for the issuance of shares of Preferred Stock in one or more series, to establish from time to time the number of shares in each such series, and to fix the designations, voting powers, preferences, conversion rights, rights and qualifications limitations or restrictions of the shares of Preferred Stock or such Series. Shares may be redeemable or convertible on such terms as conditions as may be determined by the Board of Directors."

"The issued and outstanding shares of common stock, of the Company shall be and hereby are reclassified and subdivided into a greater number of shares of common stock, as the case may be, at a ratio of 1:2, such that each share of common, stock issued and outstanding shall be reclassified subdivided into and become respectively two shares of common stock. Fractional shares resulting from the reclassification and combination shall be rounded to the nearest thousandth of a share; shares or rights convertible into common shares prior to the date of this Certificate shall be convertible in two shares for each one common shares provided in such conversion right unless right is provided in the conversion instrument."

         SECOND That the foregoing amendment was duly adopted by the Board of Directors and stockholders of the Company in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     THIRD: That the effective date of this Certificate of Amendment shall be midnight on the day it is filed with the Secretary of State.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its duly authorized officer this 14th day of June, 1999.

                                            Milinx Business Group, Inc.
                                            By:  /s/  Mikiko Fujisawa
                                           -------------------------------------
                                            Mikiko Fujisawa, Vice President
                                            Designated Officer for Signature

                                State of Delaware

                        Office of the Secretary of State
                  ---------------------------------------------

I,EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MILINX BUSINESS GROUP, INC." FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF JUNE, A.D. 1999, AT 9 O'CLOCK A.M.

  A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                                             /S/  Edward J. Freel
[Graphic Omitted]                  --------------------------------------
                                            Edward J. Freel, Secretary of State
                                            Authentication:  9817823
                                            Date:  06-21-99

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION

                                       OF

                           MILINX BUSINESS GROUP, INC.


         Pursuant to ss. 242 of the Corporate Code of the State of Delaware, the undersigned, being the Secretary for the execution hereof for this Corporation, MILINX BUSINESS GROUP INC (the "Corporation") does hereby Certify as follows:

First:   The name of this Corporation is MILINX BUSINESS GROUP, INC.

Second: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 10, 1998.

Third: Shares of the Corporation have been issued for payment therefore.

Fourth: The Certificate of Incorporation of the Corporation is hereby amended by Amending the Designations of Rights of Series A Shares by increasing the authorized number of said Shares to 15,000,000 from 5,000,000 and by increasing the conversion ratio to common shares provided in ss. 5(c) from 2 shares to 3 shares for each Series A Preferred Share as stated in the Amended Designation attached hereto.

Fifth: This amendment to the Certificate of Incorporation of the Corporation was approved by a majority of its Board of Directors, and by a majority consent action of the Series A Preferred Shares and an absolute majority of all shares of the Corporation entitled to vote thereon.

In Witness wereof, the undersigned Secretary has executed this Certificate this 14th day of June, 1999.

                                            Milinx Business Group, Inc.

                                            By:  /s/  Mikiko Fujisawa
                                           -------------------------------------
                                            Mikiko Fujisawa, Vice President
                                            Designated Officer for Signature

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           MILINX BUSINESS GROUP, INC.

         Pursuant to ss.242 of the Corporate Code of the State of Delaware, the undersigned, being the designated Officer for the execution hereof for this Corporation, MILINX BUSINESS GROUP, INC., (the "Corporation") does hereby Certify as follows:

First: The name of this Corporation is MILINX BUSINESS GROUP, INC.

Second: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 10, 1998.

Third: The Series A Preferred Shares of the Corporation have been issued for payment received therefore. There have been no Series B Preferred Shares issued.

Fourth: The Certificate of Incorporation of the Corporation is hereby amended by amendment to the Certificate of Designation of Rights of Series A Preferred Shares as set out in attached Exhibit "A" and summarized as follows:

     ss.7(a) to eliminate the power to restrict the powers and preferences by other Series of preferred shares.

Fifth: The Certificate of Incorporation of the Corporation is hereby amended by amendment of the Certificate of Designation of Rights of Series B Shares as set out in attached Exhibit "B" and summarized as follows:

     ss.1(a), (b), 2(a) to decrease the preference amount from $4.00 to $3.00;

     ss.3(a) to clarify the voting rights respecting voting equivalent to the common shares into which Preferred Series B may be converted;

     ss.4(a) to permit conversion after December 31, 1999; (h) by decreasing the anti-dilution from $2.00 to $1.00; and

     ss.5(a) to eliminate the power to restrict the powers and preferences by other Series of Preferred Shares.

Sixth: This amendment to the Certificate of Incorporation of the Corporation was approved by a majority of its Board of Directors, and by a majority consent action of the Series A Preferred Shares and an absolute majority of all shares of the Corporation entitled to vote thereon.




In Witness whereof, the undersigned designated Officer has executed this Certificate this 29th day of September, 1999.



                                    Milinx Business Group, Inc.



                                    By: /s/
                                       -------------------------
                                   Milalas Fujisawa Designated Officer

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          Milinx Business Group, Inc.

Milinx. Business Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

FIRST: That Article FOURTH of the Certificate of Incorporation of the Company is hereby amended to provide for a consolidation of issued and outstanding shares of Common Stock by adding to the end thereof a new paragraph reading as follows:

"As at, the date of this Cdrtificate, the issued and outstanding shares of common stock -of the Company shalt-be, and hereby are reclassified and combined into a. lesser number of shares of cornmon stock, as the case may be, at a ratio of 2:1,

 ..--such,:th       ch      -two.       ~QQmmon       stock       issued      and
-outstanding~,shal-l-L.,b.e--,~,.--,,~ml,- reclassified and combined,inte-and become respectively one share of common. Fractional shares resulting- from*--the reclassification and combination shall -be~-- rounded to the nearest thousandth
of  a  share.  Shares  or  rights  convertible  into  comm-on'shares   prior  to
the-,dat,04-thi~s Certificate shall be convertible in V2 ~share --o I n for-each " .e. common-%share- ovided in- such conversion right .unless an~_!?.. adjustment right is provided iii1hetonversion instrument."

SECOND: That the, Certificate of Incorporation of the Corporation is hereby amended by amendment of the Certificate of Designation of Rights of Series B Shares as follows:

ss. I (a), (b), 2(a) to decrease the preference amount from $3.00 to $2.00.

THIRD: That the foregoing amendments were duly adopted by the Board of Directors and stockholders of the Company in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the effective date of this Certificate of Amendment shall be midnight on the day it is filed with the Secretary of State.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its duly authorized officer this 4th day of November, 1999.

MILINX AUSINES S_ GROUP, INC.

s              e

MikikoT!i'aN,/a, le'-Vresident
Designated Officer for Signature

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                           CERTIFICATE OF INCORPORATION

                                       OF

                           MILINX BUSEMS GROUP, INC.

Milinx Busiam Group, Inc. a corporation organized and mdsting under and by virtue of the General Corporation Law of the State of Delaware- (the "Company"), does hereby certify:

FIRST: The Certificate of Incorporation of the Company in effict as of the date and time of filing of-this Certificate shall be amended to include an mirortasc in its authorized preferred:stock and to provide fbr a non-voting advisory board, as follows:

ARTICU, FOURTH: Article Fourth sWl be amended to increase the authorized numberofpmftred sham from 40,000,000 to 100,000,000.

ARTICLE FOURTEENTH    A new Article Fourteenth isadded to read as follows:

 .'The Board of Dirwtors may establish one or more Boards of Advisors who shall be non-voting wid may be provided compensation for services in conjunction dmrAth. The Board of Di=tors may provide that all or individual members of one or more of such Boards sW be given notice of all Board of Directors meetings and the right to attend and make comments therein."

SECOND.- That the fbregoing amendments were duly adopted by the Board of Directors and stockholders of the Company in amordwme with the provisions of Sections 228 and 242 of the Ge=al Corporation Law of the State of Delaware.

IN WITNESS WHERBOF, the Congmy has caused this Certificate of Amendment to be signed by its dWy authorized officer this I e day of January, 2000.

MILINX BUSINESS GROUP, INC.

By: /S/

Designated Officer